Exhibit 99.2

EXECUTION VERSION

SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT

This SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT (this “Amendment”) dated January 12, 2022 is by and among Surgalign Holdings, Inc., a Delaware Corporation (“Buyer”), Roboticine, Inc, a Delaware corporation (“Seller”), Holo Surgical S.A., a Polish joint-stock company (“Holo S.A.”), Pawel Lewicki, PhD (“Lewicki”) and Krzysztof Siemionow, MD, PhD (“Siemionow”). Buyer, Seller, Holo S.A., Lewicki and Siemionow will each be referred to herein from time to time as a “Party” and, collectively, as the “Parties.”

RECITALS

WHEREAS, the Parties entered into that certain Stock Purchase Agreement (the “Original Agreement”), dated September 29, 2020, pursuant to which, among other things, Buyer agreed to purchase from Seller, and Seller agreed to sell to Buyer, all of the Shares, on the terms and subject to the conditions contained in the Purchase Agreement;

WHEREAS, the Parties entered into that certain First Amendment to Stock Purchase Agreement, dated October 23, 2020 (together with the Original Agreement, the “Purchase Agreement”); and

WHEREAS, the Parties desire to amend the Purchase Agreement as set forth herein in accordance with Section 12.09 of the Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

AGREEMENTS

1.    Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Purchase Agreement.

2.    Amendments to Purchase Agreement.

(a)    The definition of “Buyer Sale” in Section 1.01 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“means any one of the following, whether in one or a series of transactions, directly or indirectly: (i) the consummation of a merger or consolidation of Buyer with or into another Person (except a merger or consolidation in which Buyer is the surviving or resulting Person); or (ii) a sale, transfer or other disposition of the Group Companies or all or substantially all of the assets of the Group Companies on a consolidated basis, except where such sale, transfer or other disposition is to a direct or indirect wholly owned Subsidiary of Buyer.”

(b)    Section 2.05(a)(i) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Buyer shall issue or pay to Seller the 510(k) Earnout Consideration, subject to reduction pursuant to Section 2.05(d), if the 510(k) Clearance is obtained on or prior to April 30, 2022; provided, however, that if the 510(k) Clearance is not obtained on or prior to April 30, 2022, no 510(k) Earnout Consideration shall be payable under this Agreement; provided, further, that once the 510(k) Earnout Consideration is issued and/or paid by Buyer to Seller, Buyer shall have no further obligations pursuant to this Section 2.05(a)(i);”

(c)    The following definitions are hereby inserted in Section 1.01 of the Purchase Agreement:

“Seller Individuals” means Lewicki and Siemionow.

“Seller Proportionate Share” means, with respect to Lewicki, fifty seven and one-half percent (57.5%), and, with respect to Siemionow, forty-two and one-half percent (42.5%).

(d)    Section 2.05(g) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“The obligation of Buyer to issue any Earnout Shares to the Seller Individuals is subject to the delivery by each Seller Individual of a certificate of each Seller Individual, dated as of the date of the issuance of such Earnout Shares, stating that the representations and warranties in Section 3.26 are true and correct at and as of the date of the issuance of such Earnout Shares, as though made at and as of such date (the “Earnout Certificate”).”

(e)    The first paragraph of Article III of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Each Seller Group Member hereby represents and warrants to Buyer, as of the date hereof and as of the Closing Date (and with respect to Section 3.26 (Investment Representations), each Seller Individual also represents and warrants to Buyer as of the date any Securities are issued to such Seller Individual), as follows:”

(f)    References to “Seller” in Section 2.05(a) of the Purchase Agreement are hereby replaced with “the Seller Individuals in proportion to the Seller Proportionate Share”.

(g)    References to “Seller” in the following sections of the Purchase Agreement are hereby replaced with “the Seller Individuals”:

i.	Section 1.01 with respect to the following definitions:

a.	“510(k) Earnout Consideration”;

b.	“Automated Surgical Planning Earnout Consideration”;

c.	“CE Mark Earnout Consideration”;

d.	“First ARAI Earnout Consideration”

e.	“Kerrison Rongeur Earnout Consideration”;

f.	“MRI Analytics Earnout Consideration”;

g.	“Second ARAI Earnout Consideration”; and

h.	“Third ARAI Earnout Consideration”.

ii.	Section 2.05(c);

iii.	Section 2.05(d)(i);

iv.	Section 2.05(d)(ii) (with respect to the first reference to “Seller” therein only);

v.	Section 2.05(e)(i); and

vi.	Section 2.05(f) (with respect to the first sentence therein only).

(h)    References to “Seller” in the following sections of the Purchase Agreement are hereby replaced with “Siemionow, on behalf of the Seller Individuals”.

i.	Section 2.05(d)(ii) (with respect to the second and third reference to “Seller” therein only);

ii.	Section 2.05(d)(iii);

iii.	Section 2.05(e)(ii);

iv.	Section 2.05(e)(iv);

v.	Article IX;

vi.	Section 11.01(b)(i);

vii.	Section 11.01(b)(ii) (with respect to the second and fifth sentences only);

viii.	Section 11.01(c)(i) (with respect to the first three references to “Seller” therein only);

ix.	Section 11.01(d); and

x.	Section 12.01.

(i)    References to “Seller” in the following sections of the Purchase Agreement are hereby replaced with “each Seller Individual”:

i.	Section 2.05(f) (with respect to the second sentence therein only);

ii.	Section 2.06; and

iii.	The first paragraph of Article III.

(j)    References to “Seller” in the following section of the Purchase Agreement are hereby replaced with “Seller Individual”:

i.	Section 3.26.

(k)    References to “Seller” in the following section of the Purchase Agreement are hereby replaced with “Seller Group Member”:

i.	Section 11.01(a)(i).

(l)    References to “Seller” in the following sections of the Purchase Agreement are hereby replaced with “Seller Group Members”:

i.	Section 11.01(b)(ii) (with respect to the third, fourth and sixth sentences only);

ii.	Section 11.01(c)(i) (with respect all references to “Seller” therein other than the first three such references); and

iii.	Section 11.01(c)(ii).

3.    No Other Modifications. Except as expressly set forth herein, the terms and provisions of the Purchase Agreement remain unmodified and in full force and effect. This Amendment and the Purchase Agreement shall be read together as one agreement, and all references to the Purchase Agreement (in the documents contemplated by the Purchase Agreement or otherwise) shall mean the Purchase Agreement as modified and amended by this Amendment.

4.    Miscellaneous. Sections 12.05 (Succession and Assignment), 12.06 (Severability), 12.07 (References), 12.08 (Construction), 12.09 (Amendment and Waiver), 12.10 (Entire Agreement), 12.11 (Parties in Interest), 12.12 (Waiver of Trial by Jury), 12.13 (Delivery by Facsimile or Email), 12.14 (Counterparts), 12.15 (Governing Law), 12.16 (Jurisdiction), 12.17 (Remedies Cumulative) and 12.18 (Specific Performances) of the Purchase Agreement are incorporated herein by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the Parties have executed this Amendment on the day and year first above written.

SURGALIGN HOLDINGS, INC.

By:	/s/Terry M. Rich
Name: Terry M. Rich
Title: President and Chief Executive Officer

[Signature Page to Second Amendment to Stock Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Amendment on the day and year first above written.

ROBOTICINE, INC

By:	/s/ Pawel Lewicki
Name: Pawel Lewicki
Title: President

HOLO SURGICAL S.A.

By:	/s/ Krzysztof Borys Siemionow
Name: Krzysztof Borys Siemionow
Title: President of the Management Board

By:	/s/ Maksymilian Fraszka
Name: Maksymilian Fraszka
Title: Proxy of the General Meeting of Shareholders in relation to Krzysztof Siemionow

/s/ Pawel Lewicki
Pawel Lewicki

/s/ Krzysztof Siemionow
Krzysztof Siemionow

[Signature Page to Second Amendment to Stock Purchase Agreement]